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                                                                   EXHIBIT 10.2

                              SECURITY AGREEMENT

            SECURITY AGREEMENT dated as of August 12, 1996 among ANKER COAL GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each Person listed on the signature pages hereto under the caption "SUBSIDIARY GUARANTORS" or that becomes a "Subsidiary Guarantor" pursuant to Section 9.17(a) of the Credit Agreement referred to below (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); and THE CHASE MANHATTAN BANK, as agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Subsidiary Guarantors, certain lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 12, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Company in an aggregate principal amount not exceeding $115,000,000 at any one time outstanding. In addition, the Company may from time to time be obligated to various of said lenders in respect of Interest Rate Protection Agreements (such indebtedness being herein referred to as the "Other Indebtedness").

            To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and to induce said lenders to enter into Interest Rate Protection Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:


            Section 1.  Definitions.  Terms defined in the Credit
Agreement are used herein as defined therein. In addition, as used herein:

            "Accounts" shall have the meaning ascribed thereto in
      Section 3(d) hereof.

            "Collateral" shall have the meaning ascribed thereto in
      Section 3 hereof.

            "Collateral Account" shall have the meaning ascribed
      thereto in Section 4.01 hereof.
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            "Documents" shall have the meaning ascribed thereto in
      Section 3(j) hereof.

            "Equipment" shall have the meaning ascribed thereto in
      Section 3(h) hereof.

            "Instruments" shall have the meaning ascribed thereto in Section 3(e) hereof.

            "Inventory" shall have the meaning ascribed thereto in
      Section 3(f) hereof.

            "Issuers" shall mean, collectively, the respective corporations identified beneath the names of the Obligors on Annex 1 hereto under the caption "Issuer".

            "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

            "Pledged Stock" shall have the meaning ascribed thereto in Section 3(a) hereof.

            "Secured Obligations" shall mean, collectively, (a) in the case of the Company, the principal of and interest on the Loans made by the Banks to, and the Note(s) held by each Bank of, the Company and all other amounts from time to time owing to the Banks or the Administrative Agent by the Company under the Loan Documents, and all obligations of the Company constituting Other Indebtedness, (b) in the case of the Subsidiary Guarantors, all obligations of the Subsidiary Guarantors under the Credit Agreement and the other Loan Documents (including, without limitation, in respect of their Guarantee under Section 6 of the Credit Agreement) and
      (c) all obligations of the Obligors to the Banks and the Administrative Agent hereunder.

            "Specified Rights" shall mean, collectively, (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data
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      and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; and (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor.

            "Stock Collateral" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.


            Section 2. Representations and Warranties. Each Obligor represents and warrants to the Banks and the Administrative Agent that:

            (a) Such Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under Section 9.06 of the Credit Agreement and except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Banks created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Collateral other than (i) Specified Rights registered or otherwise located outside of the United States of America, (ii) any property comprising Collateral excluded pursuant to Section 9-104 of the Uniform Commercial Code except as to Section 9-104(j) to the extent the property is a certificated security or an uncertificated security under Section 8-102 of the Uniform Commercial Code, (iii) any contract or other agreement referred to in
      Section 3(i) which contain prohibitions against transfer, assignment or hypothecation, to the extent that any necessary consent to any such transfer, assignment or hypothecation has not been obtained, (iv) any
      Motor Vehicles comprising Collateral
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      registered under any certificate of title statue, and (v) Specified Rights described in clause (f) of its definition.

            (b) The Pledged Stock represented by the certificates identified under the name of such Obligor in Annex 1 hereto is, and all other Pledged Stock in which such Obligor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement).

            (c) The Pledged Stock represented by the certificates identified under the name of such Obligor in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by such Obligor on the date hereof after giving effect to the consummation of the Acquisition (whether or not registered in the name of such Obligor) (other than, in the case of the Company, the Remaining Preferred Stock) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

            (d) Any goods now or hereafter produced by such Obligor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.


            Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Obligor hereby pledges and grants to the Administrative Agent, for the benefit of the Banks as hereinafter provided, a security interest in all of such Obligor's right, title and interest in the following property, whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

            (a) the shares of capital stock of the Issuers represented by the certificates identified in Annex 1 hereto
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      under the name of such Obligor and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by such Obligor, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

            (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

            (c) without affecting the obligations of such Obligor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Obligor itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");

            (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Obligor constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to such Obligor in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to such Obligor under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such Obligor and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

            (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of
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      exchange and trade acceptances (herein collectively called
      "Instruments");

            (f) all inventory (as defined in the Uniform Commercial Code) of such Obligor, including coal and other minerals, Ash, fuel, tires and other spare parts, all goods obtained by such Obligor in exchange for such inventory, any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto and shall include all goods owned by such Obligor, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, including, without limitation, all coal inventories and inventories of other minerals, and all raw materials, including, but not limited to, raw coal, work in process and materials owned by such Obligor and used or consumed in such Obligor's business (herein collectively called "Inventory");

            (g) all Specified Rights and all other accounts or general intangibles not constituting Specified Rights or Accounts;

            (h) all equipment (as defined in the Uniform Commercial Code) of such Obligor, including all Motor Vehicles (herein collectively called "Equipment");

            (i) each contract and other agreement of such Obligor relating to the sale or other disposition of Inventory or Equipment, and each contract mining agreement and coal purchase agreement;

            (j) all documents of title (as defined in the Uniform Commercial
      Code) or other receipts of such Obligor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

            (k) all rights, claims and benefits of such Obligor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Obligor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

            (l)  the balance from time to time in the Collateral Account;

            (m) all interests in any limited or general partnerships and limited liability companies;
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            (n)  all Intercompany Notes; and

            (o) all other tangible and intangible personal property and fixtures of such Obligor, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Obligor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by any Obligor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor.

            Notwithstanding the foregoing, the Collateral does not and shall not include the Remaining Preferred Stock or any shares of capital stock of or other equity interests in any Unrestricted Subsidiary.


            Section 4.  Cash Proceeds of Collateral.

            4.01 Collateral Account. There is hereby established with the Administrative Agent a cash collateral account (the "Collateral Account") in the name and under the control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon), but only to the extent required to be delivered to the Administrative Agent pursuant hereto at a time when an Event of Default exists, or into which the Obligors may from time to time deposit any additional amounts that any of them wishes to pledge to the Administrative Agent for the benefit of the Banks as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Administrative Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the respective Obligor as such Obligor through the Company shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may
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(and, if instructed by the Banks as specified in Section 11.03 of the Credit
Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

            4.02 Proceeds of Accounts. Each Obligor shall, upon the instruction of the Administrative Agent given at any time that an Event of Default exists, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent) under arrangements, in form and substance satisfactory to the Administrative Agent pursuant to which such Obligor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account. All payments made to the Administrative Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, each Obligor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it at any time after the Administrative Agent shall have provided the instruction provided in the preceding sentence and while such instruction shall continue to be in effect, such Obligor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Obligor for and as the property of the Administrative Agent and shall not be commingled with any other funds or property of such Obligor.

            4.03 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Obligor through the Company (or, after the occurrence and during the continuance of an Event of Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent, provided that at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Banks as specified in Section 11.03 of
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the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof.

            Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Obligors hereby jointly and severally agree with each Bank and the Administrative Agent as follows:

            5.01  Delivery and Other Perfection.  Each Obligor shall:

            (a) if any of the shares, securities, moneys or property required to be pledged by such Obligor under clauses (a), (b) and (c) of Section 3 hereof are received by such Obligor, forthwith either (x) transfer and deliver to the Administrative Agent such shares or securities so received by such Obligor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses
      (a), (b) and (c);

            (b) deliver and pledge to the Administrative Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may reasonably request; provided, that so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any Instruments received by such Obligor in the ordinary course of business and the Administrative Agent shall, promptly upon request of such Obligor through the Company, make appropriate arrangements for making any Instrument pledged by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document);

           (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement
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      or other papers that may be necessary or desirable (in the reasonable judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Obligor copies of any notices and communications received by it with respect to the Stock Collateral pledged by such Obligor hereunder), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

            (d) without limiting the obligations of such Obligor under Section 5.04(c) hereof, upon the acquisition after the date hereof by such Obligor of any Equipment (other than Motor Vehicles) covered by a certificate of title or ownership, cause the Administrative Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Administrative Agent;

            (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement;

            (f) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as the Administrative Agent may reasonably require; and

            (g) upon the occurrence and during the continuance of any Event of Default, upon request of the Administrative Agent, promptly notify (and such Obligor hereby authorizes the Administrative Agent so to notify) each account debtor
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      in respect of any Accounts or Instruments that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent.

            5.02 Other Financing Statements and Liens. Except as otherwise permitted under Section 9.06 of the Credit Agreement, without the prior written consent of the Administrative Agent (granted with the authorization of the Banks as specified in Section 11.09 of the Credit Agreement), no Obligor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Banks, other than financing statements filed for precautionary purposes only covering equipment subject to an operating lease under which an Obligor is the lessee.

            5.03 Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

            5.04  Special Provisions Relating to Certain Collateral.

            (a)  Stock Collateral.

            (1) The Obligors will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding (other than, with respect to AGI as Issuer, the Remaining Preferred Stock).

            (2) So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Obligors jointly and severally agree that they will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to

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exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(2).

            (3) Unless and until an Event of Default has occurred and is continuing, the Obligors shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

            (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Bank exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Administrative Agent and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Obligors.

            (b) Intercompany Notes. The Company shall from time to time at the request of the Administrative Agent notify the Administrative Agent as to the information to be inserted referred to in the Schedule to each Intercompany Note as of the last day of the month most recently ended, provided, that if the Administrative Agent shall have made such request at a time when an Event of Default has occurred and is continuing, the Company shall forthwith notify the Administrative Agent as to such information as of the date of such request. The Administrative Agent may, but shall not be required to, record such information on such Schedule.

            (c) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, each Obligor shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it and cause the Administrative Agent to be listed as lienholder and take such other action as the Administrative Agent shall deem appropriate

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to perfect the security interest created hereunder in all such Motor Vehicles.

            5.05 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

            (a) each Obligor shall, at the request of the Administrative Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Administrative Agent and such Obligor, designated in its request;

            (b) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

            (c) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);

            (d) the Administrative Agent in its discretion may, in its name or in the name of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

            (e) the Administrative Agent may, upon ten business days' prior written notice to the Obligors of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Banks or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Bank or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Administrative Agent in Section 5.04(b) hereof, shall be applied in accordance with Section 5.09 hereof.

            The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

            5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the

Secured Obligations, the Obligors shall remain liable for any deficiency.

            5.07 Removals, Etc. Without at least 30 days' prior written notice to the Administrative Agent, no Obligor shall (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address indicated beneath the signature of the Company to the Credit Agreement or at one of the locations identified in Annex 2 hereto under its name or in transit from one of such locations to another such location or (in the case of Inventory or Equipment located in the State of West Virginia) elsewhere in the State of West Virginia or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto provided, that (x) no such notice shall be required upon the removal from such address or any of such locations of Inventory pursuant to a contract for the sale thereof and (y) any Restricted Subsidiary (the "Lendor") may lend Equipment to another Restricted Subsidiary (the "Lendee") provided that the Company shall give written notice to the Administrative Agent not later than 90 days after the date such Equipment was so lent (unless such Equipment shall theretofore have been returned to the Lendor) specifying (A) the Lendor, (B) the Lendee, (C) the location or locations at which such Equipment is being used by the Lendee and (D) the date upon which such Equipment was so lent.

            5.08 Private Sale. The Administrative Agent and the Banks shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Administrative Agent or any Bank arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

            5.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 4 hereof or this Section 5, shall be applied by the Administrative Agent:

            First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

            Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Banks holding the same may otherwise agree; and

            Finally, to the payment to the respective Obligor, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

            As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Obligors or any issuer of or obligor on any of the Collateral.

            5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 5 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Obligor shall (i) file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3 of this Agreement and (ii) deliver to the Administrative Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

            5.12 Termination. When all Secured Obligations shall have been paid in full, the Commitments of the Banks under the Credit Agreement shall have expired or been terminated, and all Interest Rate Protection Agreements between the Company and any Bank the obligations of the Company under which constitute Other Indebtedness shall have expired or terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and rights referred to in Section 5.04(b) hereof. The Administrative Agent shall also execute and deliver to the respective Obligor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral. In addition to the foregoing, the Administrative Agent shall comply with Section 12.04(c) of the Credit Agreement.

            5.13 Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Administrative Agent, such Obligor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

            5.14 Release of Motor Vehicles. So long as no Event of Default shall have occurred and be continuing, upon the request of any Obligor, the Administrative Agent shall execute and deliver to such Obligor such instruments as such Obligor shall reasonably request to remove the notation of the Administrative Agent as lienholder on any certificate of title for any Motor Vehicle if such notation has previously been made; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Administrative Agent of a certificate from such Obligor stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

            5.15 Certain Releases. The parties hereto agree that upon the sale of any Inventory in the ordinary course of business and on ordinary business terms, the Lien created hereunder on such Inventory shall be automatically released; provided, that nothing in this Section 5.15 shall be construed to affect the Lien created hereunder on, or limit the rights or remedies of the Administrative Agent hereunder with respect to, Collateral (including, without limitation, the proceeds resulting from the sale of such Inventory) other than the Inventory so sold.

            Section 6.  Miscellaneous.

            6.01 No Waiver. No failure on the part of the Administrative Agent or any Bank to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Bank of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            6.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 12.02 of the Credit Agreement and shall be deemed to have been given at the times specified in said
Section 12.02.

            6.03 Expenses. The Obligors jointly and severally agree to reimburse each of the Banks and the Administrative Agent for all reasonable costs and expenses of the Banks and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Administrative Agent of any obligations of the Obligors in respect of the Collateral that the Obligors have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

            6.04 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Administrative Agent (with the consent of the Banks as specified in Section 11.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrate Agent and each Bank, each holder of any of the Secured Obligations and each Obligor.

            6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of each Obligor, the Administrative Agent, the Banks and each permitted holder of any of the Secured Obligations (provided, however, that no Obligor shall assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).

            6.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            6.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            6.08  Governing Law.   This Agreement shall be governed by, and
construed in accordance with, the law of the State of New York.

            6.09 Administrative Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            6.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

                                    COMPANY

                                    ANKER COAL GROUP, INC.


                                    By /s/ John Faltis
                                       ----------------------------------
                                       Name:   John Faltis
                                       Title:  President

                                    SUBSIDIARY GUARANTORS

                                    ANKER GROUP, INC.


                                    By /s/ John Faltis
                                       ----------------------------------
                                    Name:   John Faltis
                                    Title:  President

                                    ANKER ENERGY CORPORATION


                                    By /s/ John Faltis
                                       ----------------------------------
                                    Name:   John Faltis
                                    Title:  President

                                    VANTRANS, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Vice President

                                    KING KNOB COAL CO., INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Vice President

                                    BRONCO MINING COMPANY, INC.


                                    By /s/ John Faltis
                                       ----------------------------------
                                    Name:   John Faltis
                                    Title:  President

                                    PATRIOT MINING COMPANY, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Treasurer

                                    JULIANA MINING COMPANY, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Treasurer

                                    PHILIPPI DEVELOPMENT, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Treasurer

                                    ANKER POWER SERVICES, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Executive Vice President

                                    ADVANTAGE ENERGY CORPORATION


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Vice President

                                    MARINE COAL SALES COMPANY


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Treasurer

                                    PINE VALLEY COAL COMPANY, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Treasurer

                                    ANKER DEVELOPMENT, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Vice President

                                    HEATHER GLEN RESOURCES, INC.


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                    Name:   Bruce Sparks
                                    Title:  Treasurer


                                    BECKLEY SMOKELESS LIMITED LIABILITY
                                      COMPANY


                                    By /s/ Bruce Sparks
                                       ----------------------------------
                                       Name:   Bruce Sparks
                                       Title:  Manager



                                    ADMINISTRATIVE AGENT

                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent



                                    By /s/ Peter M. Ling
                                       ----------------------------------
                                       Title:  Vice President

                                AMENDMENT NO. 1


            AMENDMENT NO. 1 dated as of April 30, 1997, between ANKER COAL GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each Person listed on the signature pages hereto under the caption "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders that is a party to the Credit Agreement referred to below (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of August 12, 1996 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $115,000,000. The Company and the Subsidiary Guarantors have requested that the Credit Agreement be amended to increase the aggregate amount of the Commitments thereunder from $115,000,000 to $135,000,000, and in certain other respects, and the Banks and the Administrative Agent have agreed so to amend the Credit Agreement as hereinafter set forth. Accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof (the "First Amendment Effective Date"), the Loan Documents shall be amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby. References in the Security Agreement (including references to the Security Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Security Agreement as amended hereby. References in the Security Agreement to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. References in the Security

Agreement to the Loan Documents (or any one of the Loan Documents) shall be deemed to be references to the Loan Documents as amended hereby. References in the Joinder Agreement to the Credit Agreement and to the Security Agreement shall be deemed to be references to the Credit Agreement and Security Agreement as amended hereby. References in the Deeds of Trust to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. References in the Deeds of Trust to the Loan Documents (or any one of the Loan Documents) shall be deemed to be references to the Loan Documents as amended hereby. References in the Loan Documents to "the Notes" shall be deemed to include reference to the New Notes under and as defined in Section 5.02 hereof.

            2.02. The reference in the second paragraph of the preamble of the Credit Agreement to "$115,000,000" is amended to read "$135,000,000".

            2.03. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01), as follows:

            "First Amendment Effective Date" shall have the meaning assigned to such term in Amendment No. 1 to this Agreement.

            "Hillman Sale-Leaseback" shall mean the sale and leaseback of the approximately 200,000,000 tons of coal reserves acquired in the Hillman Acquisition.

            "Hillman Acquisition" shall mean the acquisition of approximately 200,000,000 tons of coal reserves located in Taylor County, West Virginia, from the Hillman Coal Company, for a purchase price of approximately $6,700,000.

            "Initial Tranche B Term Loan Commitment" shall mean, as to each Tranche B Term Loan Bank, the obligation of such Tranche B Term Loan Bank to make a single disbursement of a Tranche B Term Loan on the date that the initial Tranche A Term Loans are made hereunder in a principal amount up to but not exceeding the amount set opposite the name of such Tranche B Term Loan Bank on the signature page of this Agreement (as the same may be reduced from time to time pursuant to Section 2.04).

            "New Allegheny Property" shall mean, collectively, approximately 23,000,000 million tons of minable coal reserves, cleaning plant and coal blending facility in Grant and Mineral Counties, West Virginia, together with a six-year long term coal sales contract to deliver 456,000 tons of coal per year, and a five-year long term coal sales contract to deliver 300,000 tons of coal per year to the Mt. Storm Station.

            "Spruce Fork Development" shall mean the acquisition of approximately 10,000,000 tons of low sulfur coal reserves (the "Spruce Fork Reserves") and approximately 21,000,000 tons of low sulfur coal reserves (the "Hawthorne Coal Company, Inc. Reserves") in Upshur County, West Virginia and the refurbishment of the Hawthorne Coal Company, Inc. preparation plant in Upshur County, West Virginia, for an aggregate acquisition and refurbishment cost of approximately $14,100,000 during the period from the First Amendment Effective Date through December 31, 1999.

            "Stony River Project" shall mean the lease of approximately 54,000,000 tons of low sulfur coal in Grant County, West Virginia and the development of an underground mine to mine those reserves.

            "Supplemental Tranche B Term Loan Commitment" shall mean, as to each Tranche B Term Loan Bank, the obligation of such Tranche B Term Loan Bank to make a single disbursement of a Tranche B Term Loan on the First Amendment Effective Date in a principal amount up to but not exceeding the amount set opposite the name of such Tranche B Term Loan Bank on Schedule 1 of Amendment No. 1 hereto (as the same may be reduced from time to time pursuant to Section 2.04).

            "Tranche A Term Loan Commitment" shall mean, as to each Tranche A Term Loan Bank, the obligation of such Tranche A Term Loan Bank to make Tranche A Term Loans, in an aggregate principal amount up to but not exceeding the amount set opposite the name of such Tranche A Term Loan Bank on Schedule 1 of Amendment No. 1 hereto (as the same may be reduced from time to time pursuant to Section 2.04).

            "Tranche A Term Loan Commitment Termination Date" shall mean August 15, 1997.

            "Tranche B Principal Payment Dates" shall mean (a) the twenty -nine consecutive Quarterly Dates beginning on the Quarterly Date falling on or nearest to June 30, 1997 and ending on the Quarterly Date falling on or nearest to June 30, 2004.

            "Tranche B Term Loan Banks" shall mean, (a) the Banks having Initial Tranche B Term Loan Commitments and Supplemental Tranche B Term Loan Commitments and (b) thereafter, the Banks from time to time holding Tranche B Term Loans after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

            "Tranche B Term Loan Commitment" shall mean, as to each Tranche B Term Loan Bank, collectively, the Initial Tranche B Term Loan Commitment of such Bank and the Supplemental Tranche B Term Loan Commitment of such Bank.

            "Unrestricted Subsidiaries" shall mean Anker Capital, Simba Group, Inc., and U.S. Coal Sales Company, LLC, and their respective Subsidiaries created or acquired after the Closing Date."

            "Vindex Project" shall mean the acquisition and development of the New Allegheny Property and the Stony River Project for an aggregate acquisition and development cost of approximately $13,100,000 during the period from the First Amendment Effective Date through December 31, 1999.

            2.04. The definition of "Available Supplemental Amount" in Section
1.01 of the Credit Agreement is hereby amended by replacing "$20,000,000" with "$17,750,000".

            2.05. The definition of "Available Supplemental Amount" in Section
1.01 of the Credit Agreement is hereby amended by adding at the end thereof:

            "plus (vii) in the event that the purchase by the Company or by any Subsidiary of Simba Group, Inc. of Oak Mountain Energy LLC is not consummated, the aggregate amount (not exceeding the lesser of $5,000,000 or the amount theretofore deducted pursuant to the preceding clause (v) in connection with the anticipated purchase of Oak Mountain Energy LLC) received by the Company and its Restricted Subsidiaries in cash by reason thereof"

            2.06. The definition of "Debt Issuance" in Section 1.01 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (i) thereof, inserting "and" at the end of clause (ii) thereof and inserting a new clause (iii) thereto reading as follows:

            "(iii) Capital Lease Obligations incurred as part of the Hillman Sale-Leaseback"

            2.07. The definition of "Disposition" in Section 1.01 of the Credit Agreement is hereby amended by inserting after clause (v) thereof "and (vi) the Hillman Sale-Leaseback, provided that the Hillman Sale-Leaseback occurs prior to December 31, 1998".

            2.08. The definition of "Tranche B Term Loans" in Section 1.01 is hereby amended by adding the following at the end thereof:

            "The "Tranche B Term Loan" of each Bank shall mean, collectively, both disbursements of the loan made by such Bank provided for by
            Section 2.01(c) hereof."

            2.09. Section 2.01(c) of the Credit Agreement is hereby amended to read as follows:

                  "(c) Tranche B Term Loans. Each Tranche B Term Loan Bank
            severally agrees, on the terms and conditions of this Agreement, to make a term loan to the Company in Dollars in two disbursements, the first of which shall be made on the date that the initial Tranche A Term Loans are made hereunder in an amount equal to the Initial Tranche B Term Loan Commitment of such Bank as then in effect and the second of which shall be made on the First Amendment Effective Date in an amount equal to the Supplemental Tranche B Term Loan Commitment of such Bank as then in effect. Subject to the terms and conditions of this Agreement, the Company may Convert Tranche B Term Loans of one Type into Tranche B Term Loans of another Type (as provided in Section 2.09 hereof) or Continue Tranche B Term Loans of one Type as Tranche B Term Loans of the same Type (as provided in Section 2.08 hereof). Tranche B Term Loans that are prepaid or repaid may not be reborrowed.

            2.10. Section 2.04(c) of the Credit Agreement is hereby amended by deleting the first two sentences thereof.

            2.11. Section 2.04(d) of the Credit Agreement is hereby amended to read as follows:

            "(d) Any portion of the Initial Tranche B Term Loan Commitments not used on the Closing Date shall be automatically terminated. Any portion of the Supplemental Tranche B Term Loan Commitments not used on the First Amendment Effective Date shall be automatically terminated."

            2.12. Section 3.01(b) of the Credit Agreement is hereby amended to read as follows:

            "(b) The Company hereby promises to pay to the Administrative Agent for account of each Tranche A Term Loan Bank the principal of such Bank's Tranche A Term Loans in twenty-four installments payable on the Tranche A Principal Payment Dates as follows:


                  Tranche A Principal Payment Date
                  falling on or nearest to:                 Amount of
                  -------------------------                 ---------
                                                            Installment ($)
                                                            ---------------
                        September 30, 1997                    1,750,000
                        December 31, 1997                     1,750,000
                        March 31, 1998                        1,881,579
                        June 30, 1998                         1,881,579
                        September 30, 1998                    2,150,376
                        December 31, 1998                     2,150,376
                        March 31, 1999                        2,150,376
                        June 30, 1999                         2,150,376
                        September 30, 1999                    2,687,970
                        December 31, 1999                     2,687,970
                        March 31, 2000                        2,687,970
                        June 30, 2000                         2,687,970
                        September 30, 2000                    3,225,564
                        December 31, 2000                     3,225,564
                        March 31, 2001                        3,225,564
                        June 30, 2001                         3,225,564
                        September 30, 2001                    3,494,361
                        December 31, 2001                     3,494,361
                        March 31, 2002                        3,494,361
                        June 30, 2002                         3,494,361
                        September 30, 2002                    5,375,940
                        December 31, 2002                     5,375,940
                        March 31, 2003                        5,375,940
                        June 30, 2003                         5,375,938

      If the aggregate principal amount of the Tranche A Term Loans outstanding at the close of business on the Tranche A Term Loan Commitment Termination Date is less than

      $75,000,000, the shortfall shall be applied to reduce the foregoing installments ratably."

            2.13. Section 3.01(c) of the Credit Agreement is hereby amended to read as follows:

            "(c) The Company hereby promises to pay to the Administrative Agent for account of each Tranche B Term Loan Bank the principal of such Bank's Tranche B Term Loan in twenty-nine installments payable on the Tranche B Principal Payment Dates as follows:


                  Tranche B Principal Payment Date
                  falling on or nearest to:                 Amount of
                  -------------------------                 ---------
                                                            Installment ($)
                                                            ---------------

                        June 30, 1997                           50,000
                        September 30, 1997                      50,000
                        December 31, 1997                       50,000
                        March 31, 1998                          88,071
                        June 30, 1998                           88,071
                        September 30, 1998                      88,071
                        December 31, 1998                       88,071
                        March 31, 1999                          88,071
                        June 30, 1999                           88,071
                        September 30, 1999                      88,071
                        December 31, 1999                       88,071
                        March 31, 2000                          88,071
                        June 30, 2000                           88,071
                        September 30, 2000                      88,071
                        December 31, 2000                       88,071
                        March 31, 2001                          88,071
                        June 30, 2001                           88,071
                        September 30, 2001                      88,071
                        December 31, 2001                       88,071
                        March 31, 2002                          88,071
                        June 30, 2002                           88,071
                        September 30, 2002                      88,071
                        December 31, 2002                       88,071
                        March 31, 2003                          88,071
                        June 30, 2003                           88,071
                        September 30, 2003                   8,190,609
                        December 31, 2003                    8,190,609
                        March 31, 2004                       8,190,609
                        June 30, 2004                        8,190,611


      If the aggregate principal amount of the Tranche B Term Loans on the First Amendment Effective Date is less than

      $35,000,000, the shortfall shall be applied to reduce the foregoing installments ratably."

            2.14. Section 4.04 of the Credit Agreement is hereby amended by replacing "$2,000,000" with "$1,000,000" and by replacing "a larger multiple of $1,000,000" with "a larger multiple of $100,000".

            2.15. Section 9.05 of the Credit Agreement is hereby amended by replacing "and (v)" in the third paragraph thereof with ", (v) and (vi)".

            2.16. Section 9.05 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause 9.05(c)(iii) thereof, (ii) inserting "and" at the end of clause (d) thereof and (iii) inserting a new clause (e) thereto reading as follows:

            "(e) the Company or any of its Restricted Subsidiaries may consummate (i) the Hillman Acquisition, (ii) the Spruce Fork Development and (iii) the Vindex Project."

            2.17. Section 9.07 of the Credit Agreement is hereby amended by deleting clauses (f) and (g) (said clause (g) having been erroneously designated as clause (f)) thereof and inserting in place thereof the following:

            "(f) Subordinated Notes of the Company;

            (g) Indebtedness of Spruce Fork Coal Corporation, Inc. to Elkay Mining Co. outstanding on the First Amendment Effective Date in the amount of approximately $1,900,000 incurred as a result of the acquisition of the Spruce Fork Reserves; and

            (h) additional Indebtedness not exceeding $1,000,000 at any one time outstanding."

            2.18. Section 9.07(d) of the Credit Agreement is hereby amended by replacing each occurrence of "$115,000,000" with "$135,000,000".

            2.19. Section 9.08(i) of the Credit Agreement is hereby amended by deleting each occurrence of "reclamation" therein and replacing "$4,500,000" with "$2,500,000".

            2.20. Section 9.10(a) of the Credit Agreement is hereby amended to read as follows:

            "(a) Leverage Ratio. The Company will not permit the Leverage Ratio on any date to exceed the ratio set forth below opposite the period during which such date falls:

            Period                                      Ratio
            ------                                      -----
      From March 31, 1997
       through June 30, 1997                          4.65 to 1

      From July 1, 1997
       through December 31, 1997                      4.25 to 1

      From January 1, 1998
       through June 30, 1998                          4.00 to 1

      From July 1, 1998
       through December 31, 1998                      3.50 to 1

      From January 1, 1999
       through December 31, 1999                      3.00 to 1

      Thereafter                                      2.50 to 1"

            2.21. Section 9.10(b) of the Credit Agreement is hereby amended to read as follows:

            "(b) Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio on any date to be less than the ratio set forth below opposite the period during which such date falls:

      From the First Amendment Effective
       Date through June 30, 1998                     0.50 to 1

      From July 1, 1998
       through December 31, 1999                      0.80 to 1

      Thereafter                                      1.00 to 1

            2.22. Section 9.10(c) of the Credit Agreement is hereby amended to read as follows:

            "(c) Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio on any date to be less than the ratio set forth below opposite the period during which such date falls:

      From the First Amendment Effective

       Date through June 30, 1998                     2.50 to 1


      From July 1, 1998
       through December 31, 1998                      3.00 to 1

      Thereafter                                      3.50 to 1

            2.23. Section 9.11 of the Credit Agreement is hereby amended by amending the schedule therein to read as follows:

                "Fiscal Year Ending                        Amount
                -------------------                        ------
                        1996                                $12,000,000
                        1997                                $37,000,000
                        1998                                $13,000,000
                        1999                                $20,000,000
                        2000 and each                       $14,000,000
                        fiscal year thereafter"

            2.24. Section 9.13 of the Credit Agreement is hereby amended by replacing "$14,000,000" with "$20,000,000".

            2.25. Section 9.16(b) of the Credit Agreement is hereby amended by inserting "the Hillman Acquisition, the Spruce Fork Development and the Vindex Project" after "Acquisition".

            2.26. Section 9.12 of the Credit Agreement is hereby amended by inserting "the lesser of $50,000,000 or" before "50%".

            2.27. Section 12.04(a)(i)(A) of the Credit Agreement is hereby amended to read as follows:

            "extend the time or waive any requirement for the reduction or termination of any of the Commitments,"

            2.28. Section 12.04 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (a)(ii) thereof and (ii) inserting after clause (a)(iii) a new clause reading as follows:

            "and (iv) no modification, supplement or waiver shall increase or extend the term of any of the Commitments of any Bank without the consent of such Bank."

            2.29 Section 12.04(b) of the Credit Agreement is hereby amended by inserting "including, but not limited to, any dispositions referred to in any of clauses (i) through (vi) of the definition of "Disposition" in Section 1.01 hereof," after "Property permitted hereunder".

            2.30. Exhibit K to the Credit Agreement is hereby amended by replacing "$115,000,000" with "$135,000,000" and by replacing "One Hundred Fifteen Million Dollars" with "One Hundred Thirty-Five Million Dollars".

            2.31. The last paragraph of Section 3 of the Security Agreement is hereby amended to read as follows:

            "Notwithstanding the foregoing, the Collateral does not and shall not include the Remaining Preferred Stock, any shares of capital stock of or other equity interests in any Unrestricted Subsidiary or the rights of any Obligor under any equipment lease.

      Section 3. Joinder. Each Person listed on the signature pages hereto under the caption "New Subsidiary Guarantors" (each a "New Subsidiary Guarantor") hereby:

            (a) becomes a party to the Credit Agreement and the Security Agreement as a Subsidiary Guarantor fully and completely the same as if its signature were affixed to the Credit Agreement and the Security Agreement;

            (b) becomes a Subsidiary Guarantor under the Credit Agreement and the Security Agreement with all of the rights and obligations of a Subsidiary Guarantor thereunder and, without limiting the generality of the foregoing, guarantees payment of the Secured Obligations as provided in Section 6 of the Credit Agreement and hereby grants, ratifies and confirms the security interest provided for by Section 3 of the Security Agreement in all of its right, title and interest in, to and under the Collateral (as defined in the Security Agreement) to secure the Secured Obligations (as defined in the Security Agreement) owing by it, and the terms and conditions of the Credit Agreement and the Security Agreement are hereby incorporated by reference herein;

            (c) represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement and in Section 2 of the Security Agreement, to the extent relating to such New Subsidiary Guarantor, are correct on and as of the date hereof.

            Section 4. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 8 of the Credit Agreement are true and complete on the First Amendment Effective Date as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" and "the Notes" includes reference to this Amendment No. 1 and to the New Notes. The aggregate amount of Investments made by the Company and its Restricted Subsidiaries on the date hereof referred to in clause (v) of the definition of "Available Supplemental Amount" in Section 1.01 of the Credit Agreement is $17,250,000.

            Section 5. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof (or in the case of the amendment set forth in Section 2.20 hereof, as of March 31, 1997), upon the satisfaction of the following conditions precedent:

            5.01. Execution by All Parties. This Amendment No. 1 shall have been executed and delivered by each of the parties hereto.

            5.02. Notes and Loans. The Company shall have delivered to the Administrative Agent for each Bank with a Commitment that is increasing as a result hereof (an "Increasing Bank"), in exchange for the related Note heretofore delivered to such Bank pursuant to Section 2.08 of the Credit Agreement, a new promissory note of the Company in substantially the form of Exhibits A-2 or A-3 to the Credit Agreement, dated the date of the Note being exchanged, payable to such Bank in a principal amount equal to its relevant Commitment (as increased hereby) and otherwise duly completed, and each of such promissory notes (a "New Note") delivered to the Increasing Banks shall constitute a "Note" under the Credit Agreement as amended hereby. In addition, the Company shall have borrowed from, and each of the Increasing Banks shall have made Loans to, the Company, and (notwithstanding the provisions of Section
2.09 of the Credit Agreement requiring that prepayments be made ratably in accordance with the principal amounts of the Loans held by the Banks) the Company shall have prepaid Loans made by the other Banks in such amounts as shall be necessary, together with accrued interest and any amounts payable under
Section 5.05 of the Credit Agreement, so that after giving effect to such Loans and prepayments, the Loans shall be held by the Banks pro rata (by reference to Class, Type and (if applicable) Interest Periods) in accordance with the respective amounts of their related Commitments (as increased hereby).

            5.03 Intercompany Notes. Each Restricted Subsidiary shall have delivered to the Company (and the Company shall have delivered to the Administrative Agent in pledge under the Security Agreement), in exchange for the Intercompany Note heretofore delivered by such Restricted Subsidiary to the Company, a new Intercompany Note of such Restricted Subsidiary in substantially the form of Exhibit K to the Credit Agreement as amended hereby, dated the date of the Intercompany Note being exchanged, payable to the Company and otherwise duly completed, and each such new Intercompany Note shall constitute an "Intercompany Note" under the Loan Documents as amended hereby.

            5.04 Documents. The Administrative Agent shall have received the following items, each of which shall be satisfactory to the Administrative Agent in form and substance:

            (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Closing Date pursuant to the Credit Agreement) and of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 1 and the Credit Agreement as amended hereby and the loans under the Credit Agreement as amended hereby, the New Notes and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

            (2) Officer's Certificate. A certificate of a Responsible Officer, dated the First Amendment Effective Date, to the effect that, after giving effect to this Amendment No. 1, no defaults shall have occurred and be continuing.

            (3) Security. Each Obligor shall have taken such action (including, without limitation, delivery to the Administrative Agent appropriately completed and duly executed copies of amended Security Documents) as the Administrative Agent shall have requested in order to perfect the security interests (subject to obtaining required consents on a best efforts basis) created pursuant to the Security Documents after giving effect to the amendments contemplated hereby.

            (4) Opinion of Special Pennsylvania Counsel to the Obligors. An opinion of Klett, Lieber, Rooney & Schorling, special Pennsylvania counsel to the Obligors, substantially in the form of Exhibit A hereto (and each Obligor hereby instructs such counsel to deliver such opinion to the Banks and the Administrative Agent).

            (5) Opinion of Special West Virginia Counsel to the Obligors. An opinion of Spilman, Thomas & Battle, special West Virginia counsel to the Obligors, substantially in the form of Exhibit B hereto (and each Obligor hereby instructs such counsel to deliver such opinion to the Banks and the Administrative Agent).

            (6) Compliance Certificate. A certificate of a Responsible Officer of the Company evidencing, effective as of March 31, 1997, pro forma compliance with the financial covenants.

            (7) Borrowing Base Certificate. A Borrowing Base certificate evidencing, effective as of March 31, 1997, the Company's ability to borrow under the Credit Agreement.

            (8) Fees. Evidence of the payment or delivery by the Company of such fees as the Company shall have agreed to pay or deliver to any Bank or an affiliate thereof or the Administrative Agent in connection with this Amendment No. 1 or the Loan Documents, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1 or the Loan Documents and the extensions of credit thereunder (to the extent that statements for such fees and expenses shall have been delivered to the Company.)

            (9) Assignment of Demand Note and Deed of Trust. Execution and delivery of the Assignment of Demand Note and Deed of Trust dated as of April 30, 1997 by the Company and the Administrative Agent; in addition the Company and Simba Group, Inc. shall have taken such other action (including delivery to the Agent of that certain Demand Note (the "Demand Note") dated as of February 28, 1997, executed and delivered by Simba Group, Inc. to the Company and that certain Deed of Trust dated April 30, 1997 executed and delivered by Simba Group, Inc. to the Company to secure repayment of the Demand Note) as the Agent shall reasonably request in order to perfect, protect or continue such assignment.


            (10) Other Documents. Such other documents as the Administrative Agent or any Bank or special New York counsel to Chase may reasonably request.

            Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                    ANKER COAL GROUP, INC.


                                    By _________________________
                                     Title:


                                    SUBSIDIARY GUARANTORS


                                    ADVANTAGE ENERGY CORPORATION


                                    By _________________________
                                     Title:


                                    ANKER ENERGY CORPORATION


                                    By _________________________
                                     Title:


                                    ANKER GROUP, INC.


                                    By _________________________
                                     Title:


                                    ANKER POWER SERVICES, INC.


                                    By _________________________
                                     Title:


                                    BECKLEY SMOKELESS LIMITED
                                      LIABILITY COMPANY


                                    By _________________________
                                     Title:

                                    BRONCO MINING COMPANY, INC.


                                    By _________________________
                                     Title:


                                    HAWTHORNE COAL COMPANY, INC.
                                    (formerly known as Anker
                                    Development, Inc.)


                                    By _________________________
                                     Title:


                                    HEATHER GLEN RESOURCES, INC.


                                    By _________________________
                                     Title:


                                    JULIANA MINING COMPANY, INC.


                                    By _________________________
                                     Title:


                                    KING KNOB COAL CO., INC.


                                    By _________________________
                                     Title:


                                    MARINE COAL SALES COMPANY


                                    By _________________________
                                     Title:

                                    PATRIOT MINING COMPANY, INC.


                                    By _________________________
                                     Title:


                                    PHILIPPI DEVELOPMENT, INC.


                                    By _________________________
                                     Title:


                                    PINE VALLEY COAL COMPANY, INC.


                                    By _________________________
                                     Title:


                                    VANTRANS, INC.


                                    By _________________________
                                     Title:


                                    NEW SUBSIDIARY GUARANTORS

                                    MELROSE COAL COMPANY, INC.


                                    By _________________________
                                     Title:


                                    NEW ALLEGHENY LAND HOLDING COMPANY,
                                      INC.


                                    By _________________________
                                     Title:

                                    SPRUCE FORK COAL COMPANY, INC.


                                    By _________________________
                                     Title:


                                    UPSHUR PROPERTY, INC.


                                    By _________________________
                                     Title:


                                    VINDEX ENERGY CORPORATION


                                    By _________________________
                                     Title:


                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent and as
                                      Lender


                                    By ________________________
                                     Title:


                                    BANK OF MONTREAL


                                    By _________________________
                                     Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By _________________________
                                     Title:

                                    MELLON BANK, N.A.


                                    By _________________________
                                     Title:


                                    THE BANK OF NOVA SCOTIA


                                    By _________________________
                                     Title:


                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST


                                    By _________________________
                                     Title:


                                    MERRILL LYNCH SENIOR FLOATING
                                      RATE FUND, INC.


                                    By _________________________
                                     Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO


                                    By _________________________
                                     Title:

                                   Schedule 1



                                                                            Supplemental
                              Tranche A Term        Initial Tranche        Tranche B Term
                                   Loan               B Term Loan               Loan
          Lender                Commitment            Commitment             Commitment
          ______              ______________        _______________        _______________

The Chase
Manhattan Bank                $20,921,052.62         $ 5,000,000.00         $11,500,000.00



Bank of Montreal              $14,736,842.11                                      $0


The First National
Bank of Chicago               $14,736,842.11               $0                     $0



Mellon Bank, N.A.             $14,736,842.11               $0                     $0



The Bank of Nova
Scotia                        $ 9,868,421.05               $0                     $0


Van Kampen American
Capital Prime Rate                                                          $ 3,500,000.00
Income Trust                       $0                $10,000,000.00


Merrill Lynch                      $0                $ 5,000,000.00               $0
Senior Floating
Rate Fund, Inc.

                                                                       EXHIBIT A

                      [Form of Opinion of Special New York
                            Counsel to the Obligors]

                                                                       EXHIBIT B

                    [Form of Opinion of Special West Virginia
                            Counsel to the Obligors]

                     AMENDMENT NO. 2 TO SECURITY AGREEMENT


     AMENDMENT NO. 2 dated as of September 22, 1997 to the Security Agreement dated as of August 12, 1996, as amended by Amendment No. 1 dated as of April 30, 1997 (the "Security Agreement"), between Anker Coal Group, Inc. (the "Company"), each Person listed on the signature pages hereto under the caption "Subsidiary Guarantors" (individually, a "Subsidiary Guarantor" and, collectively the "Subsidiary Guarantors" and, together with the Company, the "Obligors") and The Chase Manhattan Bank, as agent for the lenders party to the "Credit Agreement" referred to below (the "Administrative Agent").


     The Company, the Subsidiary Guarantors, certain lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 12, 1996, as amended and restated by operation of the Amended and Restated Credit Agreement dated as of September 22, 1997 (as so amended and restated, and as the same may be further supplemented and otherwise modified and in effect from time to time, the "Credit Agreement").

     The Company, the Subsidiary Guarantors and the Administrative Agent wish to amend the Security Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Security Agreement (as amended hereby) are used herein as defined therein.

     Section 2. Amendments to the Security Agreement. Upon the execution and delivery by each of the parties hereto the Security Agreement shall be amended as follows:

     (a) References in the Security Agreement (including references to the Security Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Security Agreement as amended hereby.


     (b) The definition of "Motor Vehicles" in Section 1 of the Security Agreement is hereby amended by adding at the end thereof ", but excluding Mobile Equipment".


     (c) Section 3(h) of the Security Agreement is hereby amended to read as follows:

          "(h) all equipment (as defined in the Uniform Commercial Code), other than Mobile Equipment, of such Obligor, including all Motor Vehicles (herein collectively called "Equipment");"

          (d) The last paragraph of Section 3 of the Security Agreement is hereby amended to read as follows:

          "Notwithstanding the foregoing, the Collateral does not and shall not include (a) any shares of capital stock of or other equity interests in any Unrestricted Subsidiary, (b) the rights of any Obligor under any equipment lease, (c) Mobile Equipment or (d) any rights (other than rights to payment) under any contract or other agreement relating to the sale or other disposition of Inventory or Equipment, or to any contract mining agreement or coal purchase or sales agreement, if and to the extent that their inclusion in the Collateral hereunder would permit any party thereto (other than the Obligors or Affiliates of the Obligors) to terminate same."

          Section 3. Representation and Warranties. Each Obligor represents and warrants to the Banks and the Administrative Agent that the representations and warranties set forth in Section 2 of the Security Agreement are true and complete as if made on the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date).

          Section 4. Ratification. By its signature below, each Obligor hereby grants, ratifies and confirms the security interest provided for by Section 3 of the Security Agreement (as amended hereby) in all of its right, title and interest in, to and under the Collateral (as defined in the Security Agreement after giving effect to the amendments thereto contemplated by Section 2 hereof) to secure the Secured Obligations owing by it.

          Section 5. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                        COMPANY

                                        ANKER COAL GROUP, INC.


                                        By /s/ BRUCE SPARKS
                                           -------------------------------
                                           Title: Executive Vice President



                                        SUBSIDIARY GUARANTORS

                                        ANKER ENERGY CORPORATION


                                        By /s/ BRUCE SPARKS
                                           ----------------------------
                                           Title: Executive Vice President



                                        ANKER GROUP, INC.


                                        By /s/ BRUCE SPARKS
                                           ----------------------------
                                           Title: Executive Vice President



                                        ANKER POWER SERVICES, INC.


                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer



                                        ANKER WEST VIRGINIA MINING COMPANY,
                                        INC.


                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer

                                        BRONCO MINING COMPANY, INC.


                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer


                                        HAWTHORNE COAL COMPANY, INC.
                                        (formerly known as Anker
                                        Development, Inc.)


                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer


                                        HEATHER GLEN RESOURCES, INC.


                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer


                                        JULIANA MINING COMPANY, INC.

                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer


                                        KING KNOB COAL CO., INC.


                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer


                                        MARINE COAL SALES COMPANY


                                        By /s/ MICHAEL M. MATESIC
                                           ----------------------------
                                           Title: Treasurer

                                   PATRIOT MINING COMPANY, INC.



                                   By /s/ MICHAEL M. MATESIC
                                      -------------------------------
                                      Title: Treasurer



                                   VANTRANS, INC.



                                   By /s/ MICHAEL M. MATESIC
                                      -------------------------------
                                      Title: Treasurer



                                   MELROSE COAL COMPANY, INC.



                                   By /s/ MICHAEL M. MATESIC
                                      -------------------------------
                                      Title: Treasurer



                                   NEW ALLEGHENY LAND HOLDING COMPANY
                                     INC.



                                   By /s/ MICHAEL M. MATESIC
                                      -------------------------------
                                      Title: Treasurer



                                   UPSHUR PROPERTY, INC.



                                   By /s/ MICHAEL M. MATESIC
                                      -------------------------------
                                      Title: Treasurer



                                   VINDEX ENERGY CORPORATION



                                   By /s/ MICHAEL M. MATESIC
                                      -------------------------------
                                      Title: Treasurer




                                   ANKER VIRGINIA MINING COMPANY, INC.



                                   By /s/ MICHAEL M. MATESIC
                                      -------------------------------
                                      Title: Treasurer

                                   THE CHASE MANHATTAN BANK, as
                                     Administrative Agent




                                   By /s/ LAWRENCE PALUMBO, JR.
                                      -------------------------------
                                      Name:  Lawrence Palumbo, Jr.
                                      Title: Vice President







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